LORD ABBETT BOND-DEBENTURE FUND, INC.
                         LORD ABBETT GLOBAL FUND, INC.
                                 Equity Series
                                 Income Series
                      LORD ABBETT MID-CAP VALUE FUND, INC.


                     Supplement dated April 1, 2004 to the
                                  Prospectuses
                              (Class A, B, C, & P)


With respect to the Funds,  Portfolios,  and/or  Series of the above  referenced
investment  companies,   the  following  section  entitled  "YOUR  INVESTMENT -
PURCHASES - REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGE" is amended as follows:

The tenth bullet point item in the paragraph entitled "CLASS A SHARE PURCHASE WITHOUT A FRONT-END SALES CHARGE" that states:

     "purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge"

is no longer available to investors as of April 1, 2004, and therefore should be deleted from that section. However, any written direction to transfer retirement account assets from a non-Lord Abbett-sponsored fund or purchase order for Class A Shares, pursuant to that privilege, received by the Fund and/or a dealer prior to April 1, 2004 will be honored at net asset value.

                     LORD ABBETT BOND-DEBENTURE FUND, INC.
                         LORD ABBETT GLOBAL FUND, INC.
                                 Equity Series
                                 Income Series
                      LORD ABBETT MID-CAP VALUE FUND, INC.


                       Supplement dated April 1, 2004 to
                   Supplement dated November 17, 2003 to the
                  Statements of Additional Information ("SAI")
                              (Class A, B, C, & P)


With respect to the Funds, Portfolios, and/or Series of the above referenced investment companies, the section entitled "PURCHASES, REDEMPTIONS, AND PRICING" is amended as follows:

Item (j) in the first paragraph under "NET ASSET VALUE PURCHASES OF CLASS A SHARES" that states:

     "purchases through a broker-dealer operating in an omnibus environment with Lord Abbett that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, and that does not offer (directly or through affiliates) a mutual fund wrap account program, so long as the purchases are within 30 days of and with the proceeds from a redemption of a non-Lord Abbett- sponsored fund"

is no longer available to investors as of April 1, 2004, and therefore should be deleted from that section. However, any written direction to transfer retirement account assets from a non-Lord Abbett-sponsored fund or purchase order for Class A Shares, pursuant to that privilege, received by the Fund and/or a broker-dealer prior to April 1, 2004 will be honored at net asset value.